Exhibit 32.1

Certification of the Chief Executive Officer pursuant to

18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the Amendment No. 1 to the Annual Report of GOLD TORRENT, INC. (the “Company”) on Form 10-K/A for the year ended March 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel Kunz, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 7, 2017

By:	/s/ Daniel Kunz
Daniel Kunz
Chief Executive Officer and Director (Principal Executive Officer)